UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022

Intellicheck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2022, the Board of Directors (the “Board”) of Intellicheck, Inc. (the “Company”) appointed Dondi Black and Greg Braca to the Board, effective immediately. This brings the total number of Board members to nine.

Dondi Black is Chief Product Officer at TSYS, a Global Payments company. In that capacity, she leads global product strategy and commercialization, as well as strategic partnerships. Black will draw on her 30 years of in-depth experience leading innovation and transformations in banking and payments, wealth, fraud and risk, and compliance in her position on the board of directors.

Greg Braca is the former President and CEO of TD Bank, one of the 10 largest banks in the U.S. He served as Chief Operating Officer and Head of Corporate and Specialty Banking for the bank prior to his ascending to his role as President and CEO. Braca brings more than 30 years of extensive banking experience to his position on the board of directors.

There are no arrangements or understandings between either Ms. Black or Mr. Braca and any other persons pursuant to which they were selected as directors. Ms. Black and Mr. Braca will each be eligible to receive the standard compensation paid to non-employee/non-investor directors previously disclosed by the Company. Neither the Company nor the Board is aware of any transaction in which Ms. Black or Mr. Braca has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Both Ms. Black and Mr. Braca will be indemnified by the Company pursuant to the Company’s Amended and Restated Certificate of Incorporation and Bylaws for actions associated with being a director.

A copy of the Company’s press release announcing the appointments is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

99.1	Press release of Intellicheck, Inc. dated September 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 19, 2022	INTELLICHECK, INC.

		By:	/s/ Jeffrey Ishmael
Jeffrey Ishmael
Chief Financial Officer